UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEQUENOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting of SEQUENOM, INC.

SEQUENOM, INC.		Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 21, 2015
Date: June 17, 2015 Time: 9:00 AM Local Time
	Location:	Sequenom
3595 JOHN HOPKINS CT
SAN DIEGO, CA 92121

You are receiving this communication because you hold shares in the company named above.

SEQUENOM, INC. 3595 JOHN HOPKINS COURT SAN DIEGO, CA 92121		This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

____   Before You Vote  ____

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS   2. PROXY STATEMENT AND PROXY CARD   3. ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                               1) BY INTERNET:       www.proxyvote.com
                               2) BY TELEPHONE:   1-800-579-1639
                               3) BY E-MAIL*:           sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2015 to facilitate timely delivery.

____  How To Vote  ____

Please Choose One of the Following Voting Methods

Vote In Person: You may vote the shares in person by attending the Annual Meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → (located on the following page) available and follow the instructions.

Vote By Mail:You may vote by mail by requesting a paper copy of the materials according to the above instructions, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	Kenneth F. Buechler	06)	David Pendarvis
	02)	Myla Lai-Goldman	07)	Charles P. Slacik
	03)	Richard A. Lerner	08)	Dirk van den Boom
	04)	Ronald M. Lindsay	09)	William J. Welch
	05)	Catherine J. Mackey

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 185,000,000 to 275,000,000 shares;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

4.	To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2015; and

NOTE: If no discretion is made, the proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, 3 and 4, as more specifically described in the proxy statement, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.